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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                 December 24, 1998
                                 -----------------
                  Date of Report (Date of Earliest Event Reported)



                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)

                  0-13551                               95-3863296
        (Commission File Number)             (IRS Employer Identification No.)

                            4100 NEWPORT PLACE, SUITE 900
                           NEWPORT BEACH, CALIFORNIA 92660
                           --------------------------------
                  (Address of Principal Executive Offices)(Zip Code)

                                    (949) 863-2444
                                    --------------
                 (Registrant's Telephone Number, including Area Code)
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Item 5.  Other Events.

     On December 24, 1998, Western Bancorp ("Western") issued a press release discussing the impact of the recent interest rate decreases by the Federal Reserve on Western's earnings, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by this reference in its entirety.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K:

 Exhibit
 Number                          Description
 -------                         ------------
 99.1          Press Release of Western dated December 24, 1998.



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 24, 1998


                              WESTERN BANCORP


                              By:  /s/ Arnold C. Hahn
                                   ---------------------------------
                                   Name:     Arnold C. Hahn
                                   Title:    Executive Vice President and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX


 Exhibit
 Number                           Description
---------                         -----------
 99.1          Press Release of Western Bancorp dated December 24, 1998



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